SUPPLY AND DISTRIBUTION AGREEMENT
                        ---------------------------------

         This Agreement is entered into this 8th day of July, 1998, by and between SafeScience, Inc., a Nevada corporation, having its principal place of business at 31 St. James Avenue, Suite 520, Boston, Massachusetts 02116 ("SAFS"), and Delta-Omega Technologies, Inc., a Colorado corporation, having its principal place of business at 119 Ida Road, Broussard, Louisiana 70518 (DOTK).

         WHEREAS DOTK is in the business of manufacturing and marketing high performance, specialty cleaning products; and whereas SAFS has developed a worldwide marketing network for environmentally sound products, and SAFS wishes to have worldwide rights to market various of DOTK's products;

         NOW THEREFORE, do the parties agree as follows:

I.       DEFINITIONS
         -----------

         A. "Agreement Products" shall mean those products of DOTK as set forth on Appendix A hereto, as may be amended from time to time by mutual agreement of the parties.

         B. "Consumer Market" shall mean those channels of trade which convey goods to end users who are individual consumers, and shall specifically include wholesalers, retailers and other resellers, to the extent that said wholesalers, retailers and resellers are engaged in commerce conveying said goods to consumers. Consumer markets shall specifically exclude industrial, governmental and institutional end users.

II.      THE GRANT
         ---------

         A. DOTK hereby grants to SafeScience, the exclusive, worldwide right to market Agreement Products to the consumer market.

         B. The exclusivity of the grant of rights hereunder to SAFS will be conditioned upon SAFS meeting minimum purchase levels as set forth hereinbelow.

III.     MINIMUM PURCHASE
         ----------------

         A. The parties hereto agree that during the first three-year term of this Agreement, SAFS shall meet the following minimum annual purchase levels:

                           YEAR         LEVEL
                           ----         -----

                           Year 1       None
                           Year 2       $500,000
                           Year 3       $1,000,000

         B. Minimums for future two-year extensions of this Agreement will be negotiated by the parties at least six (6) months prior to the expiration of this Agreement, or any subsequent renewal. Such negotiations shall be carried on in good faith. If the parties are unable to reach agreement on the minimum purchase level, the minimum level will be set at one-hundred fifty percent (150%) of minimum purchase level for the contract year then in force, for the entire two-year extension period.

         C. In the event that SAFS fails to achieve minimum purchase levels for two (2) consecutive years, DOTK may, at its option, and on ninety (90) days written notice to SAFS, convert the marketing rights granted to SAFS in Section II hereinabove to non-exclusive rights.

IV.      DOTK'S OBLIGATIONS
         ------------------

         A. DOTK shall provide SAFS with all of its requirements for Agreement Products on a timely basis.

         B. All products supplied by DOTK hereunder shall meet all published product specifications, and DOTK will warrant that products will meet established safety and use parameters.

         C. With regard to each Agreement Product supplied hereunder, DOTK shall, at its expense, furnish SAFS with animal test data comprising:

                           Acute Oral in Rats
                           Acute Dermal in Rabbits
                           Acute Inhalation in Rats
                           Primary Eye Irritation in Rabbits
                           Primary Dermal Irritation in Rabbits
                           Dermal Sensitivity in Guinea Pigs

         D. DOTK shall provide SAFS with customer service and technical support as may be reasonably required, and shall maintain samples of each production lot of Agreement Products for a minimum of two (2) years.

         E. DOTK shall maintain manufacturing capability sufficient to deliver at least one-hundred twenty-five (125%) percent of the projected monthly delivery forecast, as communicated to it by SAFS in accord with Section V hereinbelow.

         F. Goods supplied by DOTK to SAFS hereunder shall be supplied in packages, and labeled according to SAFS' specifications, and under trademarks and trade dress as specified by SAFS, and SAFS shall retain all interest in said trademarks and trade dress.



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

IV.      SAFS' OBLIGTIONS
         ----------------

         A. SAFS shall obtain all of its requirements for Agreement Products from DOTK except that in the event that DOTK is unwilling or unable to meet SAFS' requirements for products, as set forth in SAFS' projected monthly delivery forecast, SAFS shall have the right to have comparable products manufactured for it by third parties, in an amount sufficient to meet SAFS' market requirements.

         B. SAFS shall provide DOTK with an annual requirements projection one-hundred twenty (120) days in advance of each contract year, and a monthly rolling update during each contract year.

         C. SAFS shall meet at least quarterly with DOTK management to discuss sales and marketing programs, explore new product and market opportunities and evaluate alliance expansion opportunities and strategies.

V.       PRODUCT PRICING
         ---------------

         A. All prices shall be F.O.B. Broussard, Louisiana, and shall be the lowest bulk price at which DOTK sells said Agreement Products.

         B. During the term of this Agreement, the parties shall meet and negotiate specific product prices, and arrive at fixed prices for the products by July 1 of each calendar year. Said prices shall be subject to re-negotiation during the annual supplied period if necessary, to respond to competitive pricing strategies.

         C. Sales terms shall be net-120 days.

VI.      TERM
         ----

         A. This Agreement is effective as of the date set forth hereinabove, and shall run for an initial term of three (3) years therefrom. Thereafter, this Agreement shall automatically renew for subsequent two-year renewal terms, unless either of the parties gives the other party hereto written notice, at least ninety (90) days prior to the end of said term, of its intention to not renew this Agreement.

         B. If either of the parties hereto breaches any material provision hereof, the other party may terminate this Agreement on sixty (60) day written notice to the breaching party; however, should the breaching party cure said breach within said sixty (60) day notice, this Agreement shall continue on if said notice had not been given.

         C. This Agreement shall terminate immediately upon the filing of a Petition in Bankruptcy by either of the parties hereto.

         D. Upon termination of this Agreement, all rights and obligations established hereunder shall terminate; however, DOTK shall still be obligated to fill any orders for Agreement Products then outstanding, and SafeScience shall be free to sell any Agreement Products which are in its possession, or which shall be delivered to it by DOTK subsequent to said termination.

         E. Upon termination, SAFS shall be obligated to pay DOTK for any Agreement Products which were, or shall be supplied to it, and not previously paid for.

VI.      MISCELLANEOUS
         -------------

         A. DOTK warrants that it has the right to enter into this Agreement and to transfer the rights and privileges herein granted to SAFS, and DOTK further warrants that it will act so as to preserve the rights herein granted.

         B. The parties hereto will act to maximize the mutual value of this Agreement.

         C. This Agreement embodies the entire understanding of the parties relating to the subject matter hereof, and may only be modified by a writing signed by both of the parties hereto.

         D. If any portion of this Agreement is held to be invalid or unworkable, that portion will be severed form the remainder of the Agreement which shall continue on in force.

         E. Any notices given pursuant to this Agreement shall be deemed delivered if mailed, by certified mail, return-receipt requested, to the party to be notified at the address set forth above, or to such address as the party being notified shall previously have designated.

         F. This Agreement is entered into in the State of Massachusetts and is to be interpreted in accord with the laws thereof.


SAFESCIENCE, INC.                           DELTA-OMEGA TECHNOLOGIES, INC.

By: /s/ Bradley J. Carver                   By: /s/ J. James, III
    ---------------------------                 --------------------------------

Its: President                              Its: President
    ---------------------------                 --------------------------------

Date: 7/9/98                                Date: 7/8/98
     --------------------------                  -------------------------------



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

                               AGREEMENT PRODUCTS
                               ------------------

         Agreement Products shall compromise the following products of Delta-Omega Technologies, Inc.:

         Omni-Clean Renew
         Omni Wash and Wax
         Omni Engine Clean
         Omni-Clean SD
         Omni-Hand Cleaner


SAFESCIENCE, INC.                           DELTA-OMEGA TECHNOLOGIES, INC.

By: /s/ Bradley J. Carver                   By: /s/ J. James, III
    ---------------------------                 --------------------------------

Its: President                              Its: President
    ---------------------------                 --------------------------------

Date: 7/9/98                                Date: 7/8/98
     --------------------------                  -------------------------------


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